EXHIBIT 32.1


Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of New Dragon Asia Corp. (the Company), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 25, 2005 of the Company fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  By: /s/ Li Xia WANG
                                                      ------------------------
                                                      Li Xia WANG
Dated: May 4, 2005                                    Chief Executive Officer


                                                  By: /s/ Peter MAK
                                                      ------------------------
                                                      Peter MAK
Dated: May 4, 2005                                    Chief Financial Officer